Description Of Business And Significant Accounting Policies	12 Months Ended
Apr. 30, 2013
Description Of Business And Significant Accounting Policies
Description Of Business And Significant Accounting Policies

Note 1 — Description of Business and Significant Accounting Policies

Authentic Teas Inc. (“our”, “Authentic Teas” or the “Company”) incorporated in the State of Nevada on July 8, 2010. Authentic Teas’s wholly owned subsidiary was incorporated in the province of Ontario, Canada on July 8, 2010. Authentic Teas intends to sell through an on-line website, organically grown herbal teas, imported from the South Caucasus Region of the Armenian Highlands. Authentic Teas procures directly from Armenian growers, lands the bagged herbal tea in North America, and sells online primarily to the US, UK and Canada markets.

At April 30, 2013, substantially all of Authentic Teas assets and operations are located and conducted in Canada.